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                                                                EXHIBIT 10.28

                            FIRST AMENDMENT TO THE
                    CONLEY, CANITANO AND ASSOCIATES, INC.
                            401(K) PLAN AND TRUST

Conley, Canitano & Associates, Inc. (the "Employer") having heretofore adopted the Conley, Canitano and Associates, Inc. 401(k) Plan and Trust, a prototype plan document consisting of the Plan Agreement #001 and the Putnam Basic Plan Document #07 (the "Plan") effective as of December 2, 1996, pursuant to the power reserved to the Employer in Section 17.1 of the Plan, hereby amends the Plan Agreement as set forth below.

1. Subsection A.(1) of Section 4 is amended in its entirety effective as of January 1, 1997, to read as follows:

   4. CONTRIBUTIONS.

      A. ELECTIVE DEFERRALS (Plan Section 5.2). Your Plan will allow employees to elect pre-tax contributions under Section 401(k) of the Code. You must complete this part A.

         (1) A Participant may make Elective Deferrals for each year in an amount not to exceed (check one):

             ______ (a)   ______ % of his Earnings.

               X    (b)     17   % of his Earnings not to exceed $9,500
             ------       ------ (specify a dollar amount).

             ______ (c)  $______ (specify a dollar amount).

2. Subsection A.(3) of Section 4 is amended in its entirety effective as of January 1, 1997, to read as follows:

   4. CONTRIBUTIONS.

      A. ELECTIVE DEFERRALS (PLAN SECTION 5.2). Your Plan will allow employees to elect pre-tax contributions under Section 401(k) of the Code. You must complete this part A.

         (3) A Participant may begin to make Elective Deferrals, or change the amount of his Elective Deferrals, as of the following dates (check one):

             ______ (a)   First business day of each month (monthly),

             ______ (b)   First business day of the first, fourth, seventh and
                          tenth months of the Plan Year (quarterly).

             ______ (c)   First business day of the first and seventh months of
                          the Plan Year (semiannually).

             ______ (d)   First business day of the Plan year only (annually).


               X    (e)   Other: DAILY
             ------


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3. Subsection G.(1)&(2) of Section 4 is amended in its entirety effective as of
   January 1, 1997, to read as follows:

       G. FORFEITURES

          (1) EMPLOYER MATCHING CONTRIBUTIONS. Forfeitures of Employer Matching Contributions will be used as follows (check and complete (a) or (b)):

              ______ (a)   Applied to reduce the following contributions
                           required of the Employer (check (i) and/or (ii)):

                           ______ (i)   Employer Matching Contributions.

                           ______ (ii)  Profit Sharing Contributions.

                X    (b)   Reallocated as follows (check (i) or (ii)):
              ------
                             X    (i)   As additional Employer Matching
                           ------       Contributions.

                           ______ (ii)  As additional Profit Sharing
                                        Contributions.

          (2) PROFIT SHARING CONTRIBUTIONS. Forfeitures of Profit Sharing Contributions will be used as follows (check (a) or (b)):

              ______ (a)   Applied to reduce the following contributions
                           required of the Employer (check (i) and/or (ii)):

                           ______ (i)   Profit Sharing Contributions.

                           ______ (ii)  Employer Matching Contributions.

                X    (b)   Reallocated as additional Profit Sharing
              ------       Contributions.

4. Subsection B of Section 7 is amended in its entirety effective as of January 1, 1997, to read as follows:

   7. COMPENSATION (PLAN SECTION 2.8).

      B. MEASURING PERIOD. Compensation will be based on the Plan Year. However, for an Employee's initial year of participation in the Plan, Compensation will be recognized as of:

           X    (1)   the first day of the Plan Year.
         ------

         ______ (2)   the date the Participant enters the Plan.

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5. Subsection D of Section 9 is amended in its entirety effective as of January
   1, 1997, to read as follows:

   9. VESTING (PLAN ARTICLE 8).

      D. YEAR OF SERVICE MEASURING PERIOD FOR VESTING (PLAN SECTION 2.52). The periods of 12 months used for measuring Years of Service will be (check one):

         ______ (1)   Plan Years.

           X    (2)   12-month Eligibility Periods.
         ------

   In all other respects, the Plan provisions remain in full force and effect.

   IN WITNESS, WHEREOF, the Employer has caused the First Amendment to the Plan to be duly executed in its name and behalf and its corporate seal to be affixed this 18th day of December, 1997.



      ATTEST:                      Conley, Canitano & Associates, Inc.

                                   By: Karen W. Conley

                                   Title: Executive Vice President

                                   Date: 12/18/97



      ATTEST:                      Putnam Fiduciary Trust Company

                                   By: Christopher Masteraucino

                                   Title: Vice President

                                   Date: 1/30/98